UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2011

CHURCHILL DOWNS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Kentucky	000-1469	61-0156015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 636-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2011, Churchill Downs Incorporated (the “Company”) accepted Carl F. Pollard’s, chairman of the board of the Company’s directors, notice of retirement effective the date of the annual meeting of shareholders on June 16, 2011. A copy of the press release announcing Mr. Pollard’s retirement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 18, the board of directors appointed Robert L. Evans, the Company’s chief executive officer and a director, to succeed Mr. Pollard as chairman, effective following the annual meeting on June 16, 2011. Mr. Evans, age 58, will continue to serve as the Company’s chief executive officer. The board of directors also appointed current director G. Watts Humphrey Jr., age 66, as the Company’s lead independent director, effective June 16, 2011, and appointed William C. Carstanjen, age 43, the Company’s chief operating officer, as president and chief operating officer, effective immediately. A copy of the press release announcing these appointments is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2011, the board of directors approved amendments to the Company’s Amended and Restated Bylaws, effective immediately. The amendments (i) add the positions of chief executive officer and lead independent director, and make related changes to the duties of the president, (ii) provide that the Company’s lead independent director, instead of its chairman, will be an ex officio non-voting member of each committee to which he or she is not appointed as a voting member, and (iii) permit the Company’s lead independent director to call special meetings of the Company’s board of directors.

On March 18, 2011, the board adopted a resolution, effective as of June 16, 2011, reducing the size of the Company’s board of directors to 11 from 12, consisting of four (4) Class I Directors, three (3) Class II Directors and four (4) Class III Directors.

A copy of the Amended and Restated Bylaws of the Company, as amended, is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Churchill Downs Incorporated, effective March 18, 2011

99.1	Press Release, dated March 21, 2011 issued by Churchill Downs Incorporated

99.2	Press Release, dated March 21, 2011 issued by Churchill Downs Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

March 21, 2011	By:	/s/ William E. Mudd
		Name:	William E. Mudd
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Churchill Downs Incorporated, effective March 18, 2011

99.1	Press Release, dated March 21, 2011 issued by Churchill Downs Incorporated

99.2	Press Release, dated March 21, 2011 issued by Churchill Downs Incorporated